UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: CAMBRIDGE BIOTECH CORPORATION    CASE NO.: 94-43054-JFQ
       365 PLANTATION STREET            JUDGE:    J.F. QUEENAN
       WORCESTER, MA 01605-2376

 DEBTOR(S): CAMBRIDGE BIOTECH CORPORATION,          CHAPTER: 11
            DEBTOR-IN-POSSESSION

 MONTHLY OPERATING REPORT FOR MONTH ENDING:   AUGUST 31, 1995

 COMES NOW,      CAMBRIDGE BIOTECH CORPORATION

 Debtor-in-Possession, and hereby submits its Monthly Operating
 Report for the period commencing August 1, 1995 and ending August 31, 1995 as shown by the report and exhibits consisting of twenty-one pages and containing the following, as indicated:

           ____X____ Monthly Reporting Questionnaire (Attachment 1)
           ____X____ Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ____X____ Summary of Accounts Receivable (Form OPR-3)
           ____X____ Schedule of Post-petition Liabilities (Form OPR-4)
           ____X____ Income Statement (Form OPR-5)
           ____X____ Statement of Sources and Uses of Cash (Form OPR-6)

 I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

 Date: October 6, 1995                       DEBTOR(S)-IN-POSSESSION

                                    By: /s/ Alison Taunton-Rigby
                          Name & Title: Alison Taunton-Rigby
                                        President & CEO
                          Address:      365 Plantation Street
                                        Worcester, MA 01605-2376
                          Telephone No.:508-797-5777

 Footnote:
 As Debtor-in-Possession commenced filing on July 7, 1994
 ___________________________________________________________________________

                                                    Attachment 1 (Page 1)
                                                       Rev. 1/92

                                 CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

 Case Name: CAMBRIDGE BIOTECH CORPORATION
 Case Number: 94-43054
 Month of: AUGUST 1, 1995 THROUGH AUGUST 31, 1995

 1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

                  See Attached

 2. Insurance: Is worker's compensation and other insurance in effect? YES.
               Are payments current? YES.
               If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                   Date
                                                                  Coverage
            Carrier      Coverage            Expiration  Premium    Pd.
   TYPE     Name          Amount    Policy #     Date    Amounts  Through

 Homeowners

 Rental
  Property

 Liability

 Vehicle

 Workers Comp(GA)

 Workers Comp
   (TX, FL, & CO)

 Other
 ___________________________________________________________________________


 Case Name: Cambridge Biotech Corporation
 Case Number: 94-43054                         SCHEDULE #1
 Month of:
 August, 1995

 Monthly Operating Report - Wages - Executives
 August 1 through August 31, 1995
                                                     Taxes     Taxes    Taxes
Name              Title          Gross      Net     Withheld    Paid     Due

A.Taunton-Rigby  Pres./CEO      17,307.70 10,708.58  6,599.12  6,599.12  0.00
Jeffrey Beaver   Chairman        7,692.32  4,888.93  2,803.39  2,803.39  0.00
Gary Long     VP.Corp.Operations 9,615.40  6,794.41  2,820.99  2,820.99  0.00
Keith Jones   (1)Corp.Controller 5,923.08  4,420.54  1,502.54  1,502.54  0.00
Deborah Grabbe (2)VP.Regulatory  5,000.00  3,491.88  1,508.12  1,508.12  0.00
Gerald Beltz   (2) V.P. R&D      5,384.62  3,985.75  1,398.87  1,398.87  0.00
Robert Kammer (2)VP.Medical Aff. 5,769.23  4,117.41  1,651.82  1,651.82  0.00
                                --------- --------- --------- ---------  ----
Total Executive Payroll:        56,692.35 38,407.50 18,284.85 18,284.85  0.00

NOTES:
(1)  Resigned as of Sept. 1, 1995
(2)  Elected as an Executive Officer as of August 21, 1995 -
     Gross salary is for 1 biweekly pay period only, reflecting status as officer.
 ____________________________________________________________________________
                                                        Attachment 1 (Page 2)
                                                         Rev. 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name:     Cambridge Biotech Corporation
 Case Number:   94-43054
 Month of:      August 1, 1995 through August 31, 1995

3. Bank Accounts
                                    ACCOUNT TYPE
                      OPERATING    OPERATING      PAYROLL     PAYROLL
Bank                    Fleet     First Nat'l     Bank of     Flagship
Name                                 BOM           Balt

G/L number              1.1113     2.1129         2.1124.1    1.1119.1

Account number        9372562275  175-8828-5      39-12388    1023381112

Beginning Book
Balance              $222,896.42   ($   45.94)    $ 0.00      $15,299.96

PLUS: Deposits      2,381,652.67

LESS:Disbursements (1,305,094.19)  ($1,049.05)               (697,125.43)

Other:
 Transfers In(Out)   (766,934.43)   $2,300.00                 698,081.10

 Investments         (242,478.00)
                    ------------    --------     ----------   ----------
Ending Book
Balance (1)          $290,042.47    $1,205.01     $ 0.00      $16,255.63
                      ==========     =======     ==========   ==========

____________________________________________________________________________
                                                     Attachment 1 (Page 2)
                                                     Rev. 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name:     Cambridge Biotech Corporation
 Case Number:   94-43054
 Month of:      August 1, 1995 through August 31, 1995

3. Bank Accounts
                                ACCOUNT TYPE
                     PAYROLL       PETTY CASH     TOTAL
Bank Name          Nations Bank        N/A

G/L number            2.1127        xx.1150

Account number      3933333731         N/A

Beginning Book
Balance              $5,217.53      $1,068.57    $244,436.54

PLUS: Deposits                                  2,381,652.67

LESS: Disbursements (47,582.19)    ( 1,038.10) (2,051,888.96)

Other:
 Transfers In(Out)   65,121.90       1,431.43           0.00

 Investments                                     (242,478.00)
                     ---------    -----------    -----------
Ending Book
Balance (1)         $22,757.24      $1,461.90    $331,722.25
                     =========      =========     ==========


  (1) Cash balances exclude $6,215,932 of short term investments of excess cash. The total cash and short term investments increased for the month of August by $329,763 and increased since the 7/7/94 filing date by $3,937,914.
_____________________________________________________________________________
                                                         ATTACHMENT 1(Page 2)
                                                         REV. 1/92
                              CHAPTER 11
                      MONTHLY OPERATING REPORT
                   DETAILED LISTING OF DISBURSEMENTS

    Case Name:            Cambridge Biotech Corporation
    Case Number:          94-43054
    Month of:             August 1, through August 31, 1995

4. Post Petition Payments: List any post-petition payments to professionals and payments on pre-petition debts in the schedule below (attach separate sheet if necessary).

         Payments To/On                      Amount      Date     Check #

     Professionals:
       Bowditch & Dewey                    $ 20,741.00  8/10/95    71255
       Bromberg & Sunstein                      324.73  8/08/95    71194
       Bromberg & Sunstein                      474.69  8/15/95    71349
       Brown,Rudnick,Freed & Gesmer          52,689.54  8/01/95    71072
       Brown,Rudnick,Freed & Gesmer          76,722.70  8/02/95    71103
       Coopers & Lybrand                     16,250.00  8/02/95    71105
       Coopers & Lybrand                     18,750.00  8/16/95    71384
       Hale & Dorr                            2,734.12  8/08/95    71201
       Musket Research Assoc.                 5,000.00  8/01/95    71088
       Sterne, Kessler, Goldstein            72,900.00  8/11/95    71307
       Venable, Baetjer & Howard              1,283.00  8/24/95    71514
                                            ----------
          Total (Professionals)            $267,869.78
                                            ==========

    Pre-Petition Debts:

       For Priority Debt:
       None                                       $0.00
                                               --------
                                                   0.00

       For Secured Debt:
       Norwest Capital Lease Payment (2.3505)    381.20  8/10/95    71278
                                                -------
                                                 381.20

       For Unsecured Debt:
       None                                        0.00
                                                -------
                                                   0.00

       For Accrued Restructuring:
       Rockville Retention Bonus
           Payments (TMS)                     42,270.10 8/15/95 wire transfer
                                               --------
                                              42,270.10

                                              ---------
               Total (Pre-petition)          $42,651.30
                                               ========

_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     August 31, 1995

                           FILING
                            DATE      7/31/94      8/31/94     9/30/94
ASSETS

CURRENT ASSETS:
 Cash                    $1,287,187    $771,969     $863,230    $744,627
 Other Negotiable
  Instruments (i.e.
   Commercial Paper,
   CD's, Repo's, etc.)    1,322,553   2,925,553    3,235,553   2,001,807
 Accounts Receivable
  (See OPR-3)             2,813,217   2,798,473    2,426,792   3,072,351
 Less: Allowance for
  doubtful accounts        (159,413)   (153,957)    (156,702)   (156,702)
 Inventory, at lower
  of cost or market       4,619,236   4,575,836    4,436,073   3,837,729
 Prepaid Expenses and
  Deposits                  540,318     758,112      724,877     917,900
 Other Receivables           38,793      68,301       19,737      81,504
                         ----------  ----------   ----------  ----------
TOTAL CURRENT ASSETS     10,461,891  11,744,287   11,549,560  10,499,216

PROPERTY, PLANT AND
 EQUIPMENT, AT COST      27,437,762  27,440,087   27,443,284  27,400,776
 Less: Accumulated
  Depreciation          (13,006,471)(13,250,916) (13,518,839)(13,794,569)
NET PROPERTY, PLANT      ----------  ----------   ----------  ----------
 & EQUIP.                14,431,291  14,189,171   13,924,445  13,606,207

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables             7,302,195   7,225,880    7,333,273   7,320,217
 Equity Investments in
  Minority Interests      2,698,719   2,698,719    2,698,719   2,448,719
 Long term Notes
  Receivable                120,000     120,000      120,000     120,000
 Patents & Purchased
  Technology, net         4,335,293   4,278,428    4,208,789   4,139,151
 Misc. other assets          83,666      83,543       85,921     103,250
                        -----------  ----------   ----------  ----------
NET OTHER ASSETS         14,539,873  14,406,570   14,446,702  14,131,337
                         ----------  ----------   ----------  ----------
TOTAL ASSETS            $39,433,055 $40,340,028  $39,920,707 $38,236,760
                         ==========  ==========   ==========  ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     August 31, 1995


                         10/31/94     11/30/94     12/31/94    1/31/95
ASSETS

CURRENT ASSETS:
 Cash                     $121,108   $1,978,464     $41,017      $70,469
 Other Negotiable
  Instruments (i.e.
   Commercial Paper,
   CD's, Repo's, etc.)   2,744,989    6,518,489   8,396,774    8,171,774
 Accounts Receivable
  (See OPR-3)            2,456,055    2,020,214   2,676,067    2,366,192
 Less: Allowance for
  doubtful accounts       (154,965)    (154,988)   (150,200)    (150,754)
 Inventory, at lower
  of cost or market      3,992,196    4,161,087   3,623,742    3,724,804
 Prepaid Expenses and
  Deposits                 843,827    1,049,251     836,285      857,048
 Other Receivables         112,983       65,389      92,624       78,022
                        ----------   ----------  ----------   ----------
TOTAL CURRENT ASSETS    10,116,193   15,637,906  15,516,309   15,117,555

PROPERTY, PLANT AND
 EQUIPMENT, AT COST     27,395,379   27,392,289  27,361,463   27,367,498
 Less: Accumulated
  Depreciation         (14,056,613) (14,318,428)(14,526,151) (14,773,133)
NET PROPERTY, PLANT     ----------   ----------  ----------   ----------
 & EQUIP.               13,338,766   13,073,861  12,835,312   12,594,365

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables            7,319,514        1,100       1,100        1,100
 Equity Investments in
  Minority Interests     2,448,719    2,393,118   2,084,547    2,084,547
 Long term Notes
  Receivable               120,000      120,000           0            0
 Patents & Purchased
  Technology, net        4,089,540    4,017,654   4,057,044    3,996,889
 Misc. other assets        110,888       72,832     105,791      105,668
                        ----------    ---------   ---------    ---------
NET OTHER ASSETS        14,088,661    6,604,704   6,248,482    6,188,204
                        ----------   ----------  ----------   ----------
TOTAL ASSETS           $37,543,620  $35,316,471 $34,600,103  $33,900,124
                        ==========   ==========  ==========   ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:         Cambridge Biotech Corporation
Case Number:       94-43054
                          Form OPR-1

                    Comparative Balance Sheets
                    As of:     August 31, 1995

                                         2/28/95      3/31/95      4/30/95
ASSETS

CURRENT ASSETS:
 Cash                                    ($155,657)    $114,214     $73,689
 Other Negotiable Instruments
   (i.e., Commercial Paper, CD's         8,159,683    6,479,683   6,162,566
    Repo's, etc.)
 Accounts Receivable (See OPR-3)         2,489,859    2,902,506   2,792,862
 Less: Allowance for doubtful accounts    (151,583)    (148,773)   (155,829)
 Inventory, at lower of cost or market   3,567,739    3,624,245   3,711,567
 Prepaid Expenses and Deposits             931,831    1,198,892   1,229,568
 Other Receivables                          60,615       61,603      64,693
                                        ----------   ----------  ----------
TOTAL CURRENT ASSETS                    14,902,487   14,232,370  13,879,116

PROPERTY, PLANT AND EQUIPMENT, AT COST  27,379,288   27,480,169  27,479,539
 Less: Accumulated Depreciation        (15,008,591) (15,241,885)(15,471,782)
                                        ----------   ----------  ----------
NET PROPERTY, PLANT & EQUIP.            12,370,697   12,238,284  12,007,757

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables          1,100        1,100       1,100
 Equity Investments in
  Minority Interests                     2,084,547    2,084,547   2,084,547
 Long term Notes Receivable                      0            0           0
 Patents & Purchased Technology, net     3,943,189    3,900,274   3,854,572
 Miscellaneous other assets                105,546      105,423     105,301
                                         ---------    ---------   ---------
NET OTHER ASSETS                         6,134,382    6,091,344   6,045,520
                                        ----------   ----------  ----------
TOTAL ASSETS                           $33,407,566  $32,561,998 $31,932,393
                                        ==========   ==========  ==========

See Accompanying Notes to Financial Statements
-------------------------------------------------------------------
Case Name:        Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-1

                    Comparative Balance Sheets
                    As of:     August 31, 1995

ASSETS                                    5/31/95      6/30/95      7/31/95

CURRENT ASSETS:
 Cash                                      $57,900      $38,077     $244,437
 Other Negotiable Instruments
   (i.e. Commercial Paper, CD's
    Repo's, etc.)                        6,051,807    5,976,957    5,973,454
 Accounts Receivable (See OPR-3)         2,804,766    3,122,119    2,972,550
 Less: Allowance for doubtful accounts   (159,019)     (166,019)    (173,017)
 Inventory, at lower of cost or market   3,578,844    3,561,616    3,402,596
 Prepaid Expenses and Deposits           1,261,826    1,234,929    1,163,646
 Other Receivables                          62,896       55,077       56,485
                                        ----------   ----------   ----------
TOTAL CURRENT ASSETS                    13,659,020   13,822,756   13,640,151

PROPERTY, PLANT AND EQUIPMENT, AT COST  27,498,276   27,488,294   27,511,408
 Less: Accumulated Depreciation        (15,699,736) (15,899,373) (16,117,791)
                                        ----------   ----------   ----------
NET PROPERTY, PLANT & EQUIP.            11,798,540   11,588,921   11,393,617

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables          1,100        1,100        1,100
 Equity Investments in
  Minority Interests                     2,084,547    2,084,547    2,084,547
 Long term Notes Receivable                      0            0            0
 Patents & Purchased Technology, net     3,812,181    3,847,391    3,784,754
 Miscellaneous other assets                105,179      105,056      104,934
                                         ---------    ---------    ---------
NET OTHER ASSETS                         6,003,007    6,038,094    5,975,335
                                        ----------    ---------    ---------
TOTAL ASSETS                           $31,460,567  $31,449,771  $31,009,103
                                        ==========   ==========   ==========
See Accompanying Notes to Financial Statements
---------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                  94-43054
                             Form OPR-1

                        Comparative Balance Sheet
                         As of:  August 31, 1995

ASSETS                                   8/31/95

CURRENT ASSETS:
   Cash                                   $331,722
   Other Negotiable Instruments
     (i.e. Commercial Paper,             6,215,932
     CD's, Repo's etc.)
   Accounts Receivable (See OPR-3)       2,744,188
   Less:Allowance for doubtful
     accounts                             (180,037)
   Inventory, at lower of cost or
     market                              3,340,539
   Prepaid Expenses and Deposits         1,360,141
   Other Receivables                        59,040
                                         ---------
         TOTAL CURRENT ASSETS           13,871,525

PROPERTY, PLANT AND EQUIPMENT, AT COST  27,529,816
      Less: Accumulated Depreciation   (16,335,854)
                                       -----------
         NET PROPERTY, PLANT & EQUIP.   11,193,962

OTHER ASSETS:
   Investment in Foreign Subsidiary
      & Interco. Receivables                 1,100
   Equity Investments in Minority
      Interests                          2,084,547
   Long Term Notes Receivable                    0
   Patents & Purchased Technology, net   3,740,765
   Miscellaneous other assets              104,812
                                         ---------
         NET OTHER ASSETS                5,931,224
                                         ---------
         TOTAL ASSETS                  $30,996,711
                                        ==========
See Accompanying Notes to Financial Statements.
---------------------------------------------------------------------------
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     August 31, 1995

                                 FILING
                                 DATE       7/31/94     8/31/94     9/30/94
LIABILITIES

POSTPETITION LIABILITIES (OPR-4)      $0    $650,373  $1,141,051  $1,497,470

PRE PETITION LIABILITIES:
 Priority Debt                   223,302     182,012     182,012      68,035
 Secured Debt                  5,034,218   5,033,952   5,033,605   4,026,027
 Unsecured Debt                5,693,250   5,694,993   5,694,993   5,725,313
TOTAL PRE PETITION            ----------  ----------  ----------   ---------
 LIABILITIES                  10,950,770  10,910,957  10,910,610   9,819,375

 Accrued Restructuring         1,844,180   1,842,293   1,838,952   1,838,649
 Deferred Revenue & Taxes      2,735,700   2,729,262   2,705,941   2,663,591
                              ----------  ----------  ----------  ----------
TOTAL LIABILITIES             15,530,650  16,132,885  16,596,554  15,819,085

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                       0           0           0           0
 COMMON STOCK                    260,570     260,570     260,570     260,570
 PAID - IN CAPITAL           119,978,714 119,985,005 119,993,131 120,001,257

ACCUMULATED DEFICIT:
  Through Filing Date        (96,336,879)(96,336,879)(96,336,879)(96,336,879)
  Post Filing Date - 1994                    298,447    (592,669) (1,507,273)
  Post Filing Date - 1995
                              ----------  ----------  ----------  ----------
TOTAL ACCUMULATED DEFICIT    (96,336,879)(96,038,432)(96,929,548)(97,844,152)
                              ----------  ----------  ----------  ----------
TOTAL SHAREHOLDERS' EQUITY    23,902,405  24,207,143  23,324,153  22,417,675

TOTAL LIABILITIES AND         ----------  ----------  ----------  ----------
 SHAREHOLDERS' EQUITY        $39,433,055 $40,340,028 $39,920,707 $38,236,760
                              ==========  ==========  ==========  ==========
See Accompanying Notes to Financial Statements.
______________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     August 31, 1995


                                  10/31/94    11/30/94     12/31/94
LIABILITIES

POSTPETITION LIABILITIES (OPR-4) $2,082,362   $2,755,184   $3,094,624

PRE PETITION LIABILITIES:
 Priority Debt                       68,035       67,035       41,405
 Secured Debt                     4,025,674    4,025,320    4,024,962
 Unsecured Debt                   5,727,217    5,724,724    5,698,205
TOTAL PRE PETITION                ---------    ---------    ---------
 LIABILITIES                      9,820,926    9,817,079    9,764,572

 Accrued Restructuring            1,818,204    1,818,204    1,818,204
 Deferred Revenue & Taxes         2,709,561    6,200,904    6,222,574
                                 ----------   ----------   ----------
TOTAL LIABILITIES                16,431,053   20,591,371   20,899,974

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                          0            0            0
 COMMON STOCK                       260,570      260,570      260,570
 PAID - IN CAPITAL              120,009,383  120,017,509  120,025,635

ACCUMULATED DEFICIT:
  Through Filing Date           (96,336,879) (96,336,879) (96,336,879)
  Post Filing Date - 1994        (2,820,507)  (9,216,100) (10,249,197)
  Post Filing Date - 1995
                                 ----------  -----------  -----------
TOTAL ACCUMULATED DEFICIT       (99,157,386)(105,552,979)(106,586,076)
                                 ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY       21,112,567   14,725,100   13,700,129

TOTAL LIABILITIES AND            ----------   ----------   ----------
 SHAREHOLDERS' EQUITY           $37,543,620  $35,316,471  $34,600,103
                                 ==========   ==========   ==========
See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:            94-43054
                       Form OPR-2

                 Comparative Balance Sheets
                As of:     August 31, 1995

                                      1/31/95     2/28/95      3/31/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $3,486,705  $3,792,060   $4,029,423

PRE PETITION LIABILITIES:
 Priority Debt                          41,405      41,405       37,685
 Secured Debt                        4,024,601   4,024,238    4,023,871
 Unsecured Debt                      5,657,221   5,663,260    5,659,724
                                     ---------   ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,723,227   9,728,903    9,721,280

 Accrued Restructuring               1,818,204   1,814,597    1,811,938
 Deferred Revenue & Taxes            5,915,588   5,522,460    5,150,121
                                    ----------  ----------   ----------
TOTAL LIABILITIES                   20,943,724  20,858,020   20,712,762

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                            0            0            0
 COMMON STOCK                         260,570      260,570      260,570
 PAID - IN CAPITAL                120,033,760  120,041,887  120,050,013

 ACCUMULATED DEFICIT:
  Through Filing Date             (96,336,879) (96,336,879) (96,336,879)
  Post Filing Date - 1994         (10,249,197) (10,249,197) (10,249,197)
  Post Filing Date - 1995            (751,854)  (1,166,835)  (1,875,271)
                                  -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT       (107,337,930)(107,752,911)(108,461,347)
                                   ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY         12,956,400   12,549,546   11,849,236

TOTAL LIABILITIES AND              ----------   ----------   ----------
 SHAREHOLDERS' EQUITY             $33,900,124  $33,407,566  $32,561,998
                                   ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:     August 31, 1995

                                     4/30/95       5/31/95      6/30/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $4,138,912   $4,438,839   $4,952,436

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319       34,954
 Secured Debt                        4,023,502    4,023,129    4,022,754
 Unsecured Debt                      5,644,925    5,644,925    5,650,781
                                     ---------    ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,704,746    9,704,373    9,708,489

 Accrued Restructuring               1,810,963    1,810,963    1,806,123
 Deferred Revenue & Taxes            4,831,300    4,513,854    4,183,273
                                    ----------   ----------   ----------
TOTAL LIABILITIES                   20,485,921   20,468,029   20,650,321

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0            0
 COMMON STOCK                          260,570      260,570      260,570
 PAID - IN CAPITAL                 120,058,139  120,066,265  120,074,391

 ACCUMULATED DEFICIT:
  Through Filing Date              (96,336,879) (96,336,879) (96,336,879)
  Post Filing Date - 1994          (10,249,197) (10,249,197) (10,249,197)
  Post Filing Date - 1995           (2,286,161)  (2,748,221)  (2,949,435)
                                   -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT        (108,872,237)(109,334,297)(109,535,511)
                                    ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY          11,446,472   10,992,538   10,799,450

TOTAL LIABILITIES AND               ----------   ----------   ----------
 SHAREHOLDERS' EQUITY              $31,932,393  $31,460,567  $31,449,771
                                    ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
-----------------------------------------------------------------------------
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:    August 31, 1995

                                      7/31/95      8/31/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $5,500,975   $5,673,349

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319
 Secured Debt                        4,022,376    4,021,995
 Unsecured Debt                      5,653,755    5,653,755
                                     ---------    ---------
TOTAL PRE PETITION LIABILITES        9,712,450    9,712,069

 Accrued Restructuring               1,804,088    1,761,428
 Deferred Revenue & Taxes            3,874,730    3,562,044
                                    ----------    ---------
TOTAL LIABILITES                    20,892,243   20,708,890

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0
 COMMON STOCK                          260,570      260,570
 PAID - IN CAPITAL                 120,074,391  120,074,391

 ACCUMULATED DEFICIT:
  Through Filing Date              (96,336,879) (96,336,879)
  Post Filing Date - 1994          (10,249,197) (10,249,197)
  Post Filing Date - 1995           (3,632,025)  (3,461,064)
                                   -----------  ------------
 TOTAL ACCUMULATED DEFICIT        (110,218,101)(110,047,140)
                                    ----------  ------------
TOTAL SHAREHOLDERS' EQUITY          10,116,860   10,287,821

TOTAL LIABILITIES AND               ----------   -----------
 SHAREHOLDERS' EQUITY              $31,009,103  $30,996,711
                                    ==========   ===========
 See Accompanying Notes to Financial Statements.
 ____________________________________________________________________________
Case Name:    Cambridge Biotech Corporation          Form:         OPR-3
Case Number:  94-43054

                                Summary of Accounts Receivable
                                As of:          August 31, 1995

                                                  0 - 30       31 - 60
                                    TOTAL           DAYS        DAYS
                                 -----------     ----------  ------------
Date of Filing:July 7, 1994     2,813,216.84    2,110,219.71   452,069.57
 Allowance for doubtful accts    (159,413.23)
               Net              2,653,803.61    2,110,219.71   452,069.57

Month:         July 31, 1994    2,798,472.98    1,289,104.11 1,238,841.68
 Allowance for doubtful accts    (153,956.56)
               Net              2,644,516.42    1,289,104.11 1,238,841.68

Month:         August 31, 1994  2,426,792.24    1,669,036.84   267,054.03
 Allowance for doubtful accts    (156,701.89)
               Net              2,270,090.35    1,669,036.84   267,054.03

Month:         Sept. 30, 1994   3,072,351.16    2,402,728.52   365,353.30
 Allowance for doubtful accts    (156,701.89)
               Net              2,915,649.27    2,402,728.52   365,353.30

Month:         October 31, 1994 2,456,054.54    1,406,348.28   750,784.77
 Allowance for doubtful accts    (154,964.89)
               Net              2,301,089.65    1,406,348.28   750,784.77

Month:         Nov. 30, 1994    2,020,214.59    1,322,881.77   350,696.71
 Allowance for doubtful accts    (154,988.00)
               Net              1,865,226.59    1,322,881.77   350,696.71

Month:         Dec. 31, 1994    2,676,067.46    2,057,744.50   389,515.89
 Allowance for doubtful accts    (150,200.00)
               Net              2,525,867.46    2,057,744.50   389,515.89

Month:         January 31, 1995 2,366,192.41    1,487,741.56   623,509.89
 Allowance for doubtful accts    (150,753.71)
               Net              2,215,438.70    1,487,741.56   623,509.89

Month:         Feb. 28, 1995    2,489,858.82    1,972,020.47   187,953.54
 Allowance for doubtful accts    (151,582.78)
               Net              2,338,276.04    1,972,020.47   187,953.54

Month:         March 31, 1995   2,902,506.56    2,061,722.33   671,660.83
 Allowance for doubtful accts    (148,773.14)
               Net              2,753,733.42    2,061,722.33   671,660.83

Month:         April 30, 1995   2,792,861.76    1,660,592.76   931,787.86
 Allowance for doubtful accts    (155,829.15)
               Net              2,637,032.61    1,660,592.76   931,787.86

Month:         May 31, 1995     2,804,766.36    2,153,951.07   257,035.14
 Allowance for doubtful accts    (159,019.25)
               Net              2,645,747.11    2,153,951.07   257,035.14

Month:         June 30, 1995    3,122,119.25    2,466,775.40   332,562.82
 Allowance for doubtful accts    (166,019.26)
               Net              2,956,099.99    2,466,775.40   332,562.82

Month:         July 31, 1995    2,972,550.36    2,212,905.66   547,650.93
 Allowance for doubtful accts    (173,017.12)
               Net              2,799,533.24    2,212,905.66   547,650.93

Month:         August 31, 1995  2,744,188.37    2,183,815.66   281,811.74
 Allowance for doubtful accts.   (180,037.08)
               Net              2,564,151.29    2,183,815.66   281,811.74
_________________________________________________________________________
Case Name:     Cambridge Biotech Corporation          Form: OPR-3
Case Number:              94-43054

                                Summary of Accounts Receivable
                                As of:          August 31, 1995

                                                 61 - 90           OVER
                                    TOTAL           DAYS        90 DAYS
                                 -----------    ---------    ----------
Date of Filing:July 7, 1994     2,813,216.84    56,398.93    194,528.63
 Allowance for doubtful accts    (159,413.23)               (159,413.23)
               Net              2,653,803.61    56,398.93     35,115.40

Month:         July 31, 1994    2,798,472.98    128,524.10   142,003.09
 Allowance for doubtful accts    (153,956.56)   (11,953.47) (142,003.09)
               Net              2,644,516.42    116,570.63         0.00

Month:         August 31, 1994  2,426,792.24    297,637.99   193,063.38
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,270,090.35    297,637.99    36,361.49

Month:         Sept. 30, 1994   3,072,351.16     77,168.82   227,100.52
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,915,649.27     77,168.82    70,398.63

Month:         October 31, 1994 2,456,054.54     87,405.93   211,515.56
 Allowance for doubtful accts    (154,964.89)               (154,964.89)
               Net              2,301,089.65     87,405.93    56,550.67

Month:         Nov. 30, 1994    2,020,214.59    188,381.49   158,254.62
 Allowance for doubtful accts    (154,988.00)               (154,988.00)
               Net              1,865,226.59    188,381.49     3,266.62

Month:         Dec. 31, 1994    2,676,067.46     65,733.45   163,073.62
 Allowance for doubtful accts    (150,200.00)               (150,200.00)
               Net              2,525,867.46     65,733.45    12,873.62

Month:         January 31, 1995 2,366,192.41     92,582.75   162,358.21
 Allowance for doubtful accts    (150,753.71)               (150,753.71)
               Net              2,215,438.70     92,582.75    11,604.50

Month:         Feb. 28, 1995    2,489,858.82    176,471.97   153,412.84
 Allowance for doubtful accts    (151,582.78)               (151,582.78)
               Net              2,338,276.04    176,471.97     1,830.06

Month:         March 31, 1995   2,902,506.56     45,696.46   123,426.94
 Allowance for doubtful accts    (148,773.14)   (25,346.20) (123,426.94)
               Net              2,753,733.42     20,350.26         0.00

Month:         April 30, 1995   2,792,861.76    103,220.04    97,261.10
 Allowance for doubtful accts    (155,829.15)   (58,568.05)  (97,261.10)
               Net              2,637,032.61     44,651.99         0.00

Month:         May 31, 1995     2,804,766.36    313,259.39    80,520.76
 Allowance for doubtful accts    (159,019.25)   (78,498.49)  (80,520.76)
               Net              2,645,747.11    234,760.90         0.00

Month:         June 30, 1995    3,122,119.25     52,189.56   270,591.47
 Allowance for doubtful accts    (166,019.26)               (166,019.26)
               Net              2,956,099.99     52,189.56   104,572.21

Month:         July 31, 1995    2,972,550.36    125,622.71    86,371.06
 Allowance for doubtful accts    (173,017.12)   (86,646.06)  (86,371.06)
               Net              2,799,533.24     38,976.65         0.00

Month:         August 31, 1995  2,744,188.37    123,876.76   154,684.21
 Allowance for doubtful accts.   (180,037.08)   (25,352.87) (154,684.21)
               Net              2,564,151.29     98,523.89         0.00
________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   August 31, 1995

                          DATE      DATE         TOTAL      0-30     31-60
                         INCURRED   DUE          DUE        DAYS     DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                             0
 FICA-Employer's Share                                0
 FICA-Employee's Share W/H                            0
 Unemployment Tax                                     0
 State Income Tax Withheld                            0
 State Sales & Use Tax   Various    Various       4,345    4,345
 State Franchise Tax     Various    Various       1,148    1,148
 Real Estate and
  Personal Property Tax  Various    Various      38,704    6,704     6,000
                                                 ------   ------     -----
TOTAL TAXES PAYABLE                              44,197   12,197     6,000

POST PETITION
 SECURED DEBT                                         0        0

POST PETITION
 UNSECURED DEBT                                       0        0

ACCRUED INTEREST
 PAYABLE                  Various   Various     437,607   33,113    33,345

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various     686,592   555,788   89,460
 Accrued Expenses         Various   Various   3,028,796   898,796  370,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,476,157 1,476,157
                                     from
                                     Ch. 11
TOTAL ACCOUNTS                                ---------  ---------  -------
 PAYABLE & OTHER                              5,191,545  2,930,741  459,460
                                              ---------  ---------  -------
TOTAL POST PETITION LIABILITIES              $5,673,349 $2,976,051 $498,805
                                              =========  =========  =======

_______________________________________________________________________________

Case Name:   Cambridge Biotech Corporation               Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   August 31, 1995

                          DATE      DATE         TOTAL      61-90    OVER 90
                         INCURRED   DUE          DUE        DAYS      DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                             0
 FICA-Employer's Share                                0
 FICA-Employee's Share W/H                            0
 Unemployment Tax                                     0
 State Income Tax Withheld                            0
 State Sales & Use Tax   Various    Various        4,345
 State Franchise Tax     Various    Various        1,148
 Real Estate and
  Personal Property Tax  Various    Various       38,704     6,000    20,000
                                                 ------     -----     -----
TOTAL TAXES PAYABLE                               44,197     6,000    20,000

POST PETITION
 SECURED DEBT                                         0         0

POST PETITION
 UNSECURED DEBT                                       0         0

ACCRUED INTEREST
 PAYABLE                  Various   Various     437,607    32,932    338,217

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various     686,592     1,410     39,934
 Accrued Expenses         Various   Various   3,028,796   370,000  1,390,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,476,157
                                    from
                                    Ch. 11
TOTAL ACCOUNTS                                ---------   -------  ---------
 PAYABLE & OTHER                              5,191,545   371,410  1,429,934
                                              ---------   -------  ---------
TOTAL POST PETITION LIABILITIES              $5,673,349  $410,342 $1,788,151
                                              =========   =======  =========

_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - August 31, 1995

                              7/8-31/94    August     September

NET REVENUE (INCOME)          $1,990,463 $1,297,330  $2,120,689

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         677,628    872,453  1,424,705
                               ---------    -------    -------
GROSS PROFIT                   1,312,835    424,877    695,984

OPERATING EXPENSES:
 Selling and Marketing            86,253    117,890    129,345
 General and Administrative      330,964    404,625    548,839
 Research and Development        223,590    359,735    288,595
 Other: Regulatory                18,336     22,767     18,815
 Other: Misc. (Income)/Expense   (13,655)    (8,694)   (45,076)
                                 -------    -------    -------
TOTAL OPERATING EXPENSES         645,488    896,323    940,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------    -------    -------
 EXTRAORDINARY EXPENSES          667,347   (471,446)  (244,534)

CHAPTER 11 EXPENSES              (97,310)  (113,110)  (112,501)

INTEREST EXPENSE                 (27,145)   (38,638)   (31,839)

DEPRECIATION                    (244,445)  (267,922)  (275,730)

INCOME TAX EXPENSE                     0          0          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0   (250,000)
                                 -------    -------    -------
NET INCOME (LOSS)               $298,447  ($891,116) ($914,604)
                                 =======    =======    =======
See Accompanying Notes to Financial Statements.
_______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - August 31, 1995

                              October     November     December

NET REVENUE (INCOME)         $1,089,394  $1,073,137   $1,938,051

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        781,526     637,644    1,478,841
                                -------     -------      -------
GROSS PROFIT                    307,868     435,493      459,210

OPERATING EXPENSES:
 Selling and Marketing          130,164     137,154      145,399
 General and Administrative     503,279     497,797      445,169
 Research and Development       526,086     376,756      505,667
 Other: Regulatory               41,259      26,668       28,464
 Other: Misc. (Income)/Expense    1,583     (28,619)     (56,255)
                              ---------   ---------    ---------
TOTAL OPERATING EXPENSES      1,202,371   1,009,756    1,068,444

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR        -------     -------      -------
 EXTRAORDINARY EXPENSES       (894,503)   (574,263)    (609,234)

CHAPTER 11 EXPENSES           (130,808)   (105,473)     (35,380)

INTEREST EXPENSE               (25,880)    (34,149)     (32,395)

DEPRECIATION                  (262,043)   (261,816)    (245,061)

INCOME TAX EXPENSE                   0           0            0

EXTRAORDINARY
 INCOME(EXPENSE)                     0   (5,419,892)    (111,027)
                             ---------    ---------    ---------
NET INCOME (LOSS)          $(1,313,234) $(6,395,593) $(1,033,097)
                             =========    =========    =========
See Accompanying Notes to Financial Statements.

______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - August 31, 1995

                            January 1995   February     March

NET REVENUE (INCOME)          $1,396,377 $1,881,536  $2,179,703

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         823,876    987,069   1,062,214
                                 -------    -------   ---------
GROSS PROFIT                     572,501    894,467   1,117,489

OPERATING EXPENSES:
 Selling and Marketing           120,148    116,908     168,859
 General and Administrative      433,681    451,508     633,552
 Research and Development        404,257    395,094     687,899
 Other: Regulatory                33,717     31,186      31,888
 Other: Misc.
  (Income)/Expense               (52,814)   (44,031)    (42,176)
                                 -------    -------   ---------
TOTAL OPERATING EXPENSES         938,989    950,665   1,480,022

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------    -------     -------
 EXTRAORDINARY EXPENSES         (366,488)   (56,198)   (362,533)

CHAPTER 11 EXPENSES             (106,000)   (96,420)    (78,629)

INTEREST EXPENSE                 (32,384)   (31,021)    (33,980)

DEPRECIATION                    (246,982)  (235,458)   (233,294)

INCOME TAX EXPENSE                     0      4,116           0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0           0
                                  -------    -------    -------
NET INCOME (LOSS)               ($751,854) ($414,981) ($708,436)
                                  =======    =======    =======
See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - August 31, 1995

                               April         May         June

NET REVENUE (INCOME)          $1,642,292   $2,188,446  $2,338,425

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         794,369    1,154,352   1,162,791
                                 -------    ---------   ---------
GROSS PROFIT                     847,923    1,034,094   1,175,634

OPERATING EXPENSES:
 Selling and Marketing           139,342      152,110     161,741
 General and Administrative      395,543      572,129     415,455
 Research and Development        392,539      408,496     452,840
 Other: Regulatory                17,577       29,652      37,873
 Other: Misc.
  (Income)/Expense               (48,350)     (47,253)    (74,391)
                                 -------    ---------     -------
TOTAL OPERATING EXPENSES         896,651    1,115,134     993,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR           ------       ------     -------
 EXTRAORDINARY EXPENSES          (48,728)     (81,040)    182,116

CHAPTER 11 EXPENSES              (99,270)    (113,541)   (123,086)

INTEREST EXPENSE                 (32,995)     (39,526)    (32,996)

DEPRECIATION                    (229,897)    (227,953)   (227,248)

INCOME TAX EXPENSE                     0            0           0

EXTRAORDINARY
 INCOME(EXPENSE)                       0            0           0
                                  -------     -------     -------
NET INCOME (LOSS)               ($410,890)  ($462,060)  ($201,214)
                                  =======     =======     =======
See Accompanying Notes to Financial Statements.
----------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                    94-43054
                              Form OPR - 5
                            Income Statement
                    Period: July 8, 1994 - August 31, 1995
                                                            FILING
                                  July      August          TO DATE

NET REVENUE (INCOME)          $1,938,622  $2,373,327     $25,447,792

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD       1,168,619   1,014,074      14,040,161
                               ---------   ---------      ----------
GROSS PROFIT                     770,003   1,359,253      11,407,631

OPERATING EXPENSES:
 Selling and Marketing           134,861     135,741       1,875,915
 General and Administrative      446,284     330,294       6,409,119
 Research and Development        498,460     397,805       5,917,819
 Other: Regulatory                29,266      22,144         389,612
 Other: Misc.
  (Income)/Expense               (47,012)    (39,054)       (545,797)
                                 -------     -------       ----------
TOTAL OPERATING EXPENSES       1,061,859     846,930      14,046,668

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------     -------       ---------
 EXTRAORDINARY EXPENSES         (291,856)    512,323      (2,639,037)

CHAPTER 11 EXPENSES             (138,916)    (97,785)     (1,448,229)

INTEREST EXPENSE                 (33,399)    (25,514)       (451,861)

DEPRECIATION                    (218,419)   (218,063)     (3,394,331)

INCOME TAX EXPENSE                     0           0           4,116

EXTRAORDINARY
 INCOME (EXPENSE)                      0           0      (5,780,919)
                                 -------     --------       ---------
NET INCOME (LOSS)              $(682,590)   $170,961    $(13,710,261)
                                 =======     ========      ==========
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - August 31, 1995

                                     July 8-
                                     July 31     August      September

SOURCES OF CASH:
 Income (Loss) From Operations        $298,447  ($891,116)   ($914,604)
  Add: Depreciation, Amortization
    & Other Non-Cash Items             301,164    322,366      542,532
                                       -------    -------      -------
CASH GENERATED FROM OPERATIONS         599,611   (568,750)    (372,072)

  Add: Decrease in Assets:
    Accounts Receivable                  9,288    374,426
    Other Receivables                              48,564
    Inventory                           43,400    139,763      598,344
    Prepaid Expenses & Deposits                    33,235
    Property, Plant & Equipment
    Patents & Purchased Technology                              18,612
    Intercompany Receivables            76,315                  13,056
    Short Term Investments                                   1,233,746
    Proceeds on sale of foreign
      subsidiary
    Proceeds on sale of minority interest
    Proceeds on note receivable
    Other non-current assets               123

  Increase in Liabilities:
    Pre-Petition Liabilities             1,742                  52,055
    Post-Petition Liabilities          650,372    490,679      356,419
    Deferred Revenue
                                     ---------    -------    ---------
TOTAL SOURCES OF CASH (A)            1,380,851    517,917    1,900,160

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                         565,559
   Other Receivables                    29,508                  61,767
   Intercompany Receivables                       107,393
   Inventory
   Prepaid Expenses & Deposits         217,794                 193,023
   Patents & Purchased Technology
   Property, Plant & Equipment           2,325      3,197       37,492
   Other non-current assets                         2,378       17,329
   Short Term Investments            1,603,000    310,000

 Decrease in Liabilities:
   Pre-Petition Liabilities             41,290                 135,711
   Post-Petition Liabilities
   Accrued Restructuring                 1,886      3,341          304
   Secured Debt and Capital Leases         266        347    1,007,578
                                     ---------    -------    ---------
TOTAL USES OF CASH (B)               1,896,069    426,656    2,018,763
                                       -------    -------      -------
NET SOURCE (USE) OF CASH (A-B=NET)    (515,218)    91,261     (118,603)

CASH - BEGINNING BALANCE (See OPR-1) 1,287,187    771,969      863,230
                                       -------    -------      -------
CASH - ENDING BALANCE (See OPR-1)     $771,969   $863,230     $744,627
                                       =======    =======      =======
    See Accompanying Notes to Financial Statements
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - August 31, 1995

                                       October     November     December

SOURCES OF CASH:
 Income (Loss) From Operations       ($1,313,234)($6,395,593) ($1,033,097)
  Add: Depreciation, Amortization
    & Other Non-Cash Items               695,379   5,591,211      273,411
                                         -------     -------      -------
CASH GENERATED FROM OPERATIONS          (617,855)   (804,382)    (759,686)

  Add: Decrease in Assets:
    Accounts Receivable                  539,309     435,863
    Other Receivables                                 47,594
    Inventory                                                     537,345
    Prepaid Expenses & Deposits           74,073                  212,966
    Property, Plant & Equipment           80,647       3,090
    Patents & Purchased Technology                    18,612
    Intercompany Receivables                 703
    Short Term Investments
    Proceeds on sale of foreign
      subsidiary                                   1,982,685
    Proceeds on sale of minority interest                        308,571
    Proceeds on note receivable                                  120,000
    Other non-current assets                          38,056

  Increase in Liabilities:
    Pre-Petition Liabilities               1,904     230,000
    Post-Petition Liabilities            168,807     557,512     243,428
    Deferred Revenue                      88,212   3,528,549     152,057
                                         -------   ---------     -------
TOTAL SOURCES OF CASH (A)                335,800   6,037,579     814,681

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                           660,641
   Other Receivables                      31,479                  27,235
   Intercompany Receivables                           28,561
   Inventory                             154,467     168,891
   Prepaid Expenses & Deposits                       205,424
   Patents & Purchased Technology          1,756                  93,988
   Property, Plant & Equipment                                     6,513
   Other non-current assets                7,638                  32,959
   Short Term Investments                743,182   3,773,500   1,878,285

 Decrease in Liabilities:
   Pre-Petition Liabilities                            3,492      52,149
   Post-Petition Liabilities
   Accrued Restructuring                  20,445
   Secured Debt and Capital Leases           352         355         358
                                         -------   ---------   ---------
TOTAL USES OF CASH (B)                   959,319   4,180,223   2,752,128
                                         -------   ---------   ---------
NET SOURCE (USE) OF CASH (A-B=NET)      (623,519)  1,857,356  (1,937,447)

CASH - BEGINNING BALANCE (See OPR-1)     744,627     121,108   1,978,464
                                         -------   ---------     -------
CASH - ENDING BALANCE (See OPR-1)       $121,108  $1,978,464     $41,017
                                         =======   =========     =======
    See Accompanying Notes to Financial Statements
____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - August 31, 1995

                           January   February     March
SOURCES OF CASH:
 Income (Loss) From
  Operations              ($751,854) ($414,981) ($708,436)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items            109,573     25,731     99,891
CASH GENERATED FROM         -------    -------    -------
 OPERATIONS                (642,281)  (389,250)  (608,545)

 Add: Decrease in Assets:
  Accounts Receivable       310,429
  Other Receivables          14,602     17,407
  Inventory                            157,065
  Prepaid Expenses &
   Deposits
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments    225,000     12,091  1,680,000
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities               1,923
  Post-Petition
   Liabilities              290,907    194,519     67,032
  Deferred Revenue
                            -------     ------  ---------
TOTAL SOURCES OF CASH (A)   198,657     (6,245) 1,138,487

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                  122,838    415,457
  Other Receivables                                   988
  Intercompany Receivables
  Inventory                 101,062                56,506
  Prepaid Expenses &
   Deposits                  20,763     74,783    267,061
  Patents & Purchased
   Technology                            6,500     17,442
  Property, Plant &
   Equipment                  6,035     11,790    100,880
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities   40,984                 7,256
  Post-Petition Liabilities
  Accrued Restructuring           0      3,607      2,659
  Secured Debt and
   Capital Leases               361        363        367
                            -------    -------    -------
TOTAL USES OF CASH (B)      169,205    219,881    868,616

NET SOURCE (USE) OF CASH
 (A-B=NET)                   29,452   (226,126)   269,871

CASH-BEGINNING BALANCE
 (See OPR-1)                 41,017     70,469   (155,657)

CASH-ENDING BALANCE          ------    -------    -------
 (See OPR-1)                $70,469  ($155,657)  $114,214
                             ======    =======    =======
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - August 31, 1995

                              April       May      June
SOURCES OF CASH:
 Income (Loss) From
  Operations                ($410,890) ($462,060) ($201,214)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items              171,744    166,848     79,043
CASH GENERATED FROM           -------    -------    -------
 OPERATIONS                  (239,146)  (295,212)  (122,171)

 Add: Decrease in Assets:
  Accounts Receivable         116,700
  Other Receivables                        1,797      7,819
  Inventory                              132,723     17,228
  Prepaid Expenses &
   Deposits                                          26,897
  Property, Plant &
   Equipment                      630
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments      317,117    110,759     74,850
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                            4,491
  Post-Petition Liabilities              112,840    402,106
  Deferred Revenue
                               -------    ------    -------
TOTAL SOURCES OF CASH (A)      195,301    62,907    411,220

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                      8,714    310,353
  Other Receivables              3,090
  Intercompany Receivables
  Inventory                     87,322
  Prepaid Expenses &
   Deposits                     30,676    32,257
  Patents & Purchased
   Technology                   14,994    18,615     97,846
  Property, Plant &
   Equipment                              18,737     17,629
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities      16,165
  Post-Petition Liabilities     82,235
  Accrued Restructuring            975                4,840
  Secured Debt and
   Capital Leases                  369       373        375
                               -------    ------    -------
TOTAL USES OF CASH (B)         235,826    78,696    431,043

NET SOURCE (USE) OF CASH        ------    ------     ------
 (A-B=NET)                     (40,525)  (15,789)   (19,823)

CASH-BEGINNING BALANCE
 (See OPR-1)                   114,214    73,689     57,900

CASH-ENDING BALANCE             ------    ------     ------
 (See OPR-1)                   $73,689   $57,900    $38,077
                                ======    ======     ======
 See Accompanying Notes to Financial Statements.
-----------------------------------------------------------------------------
Case Name:                  Cambridge Biotech Corporation
Case Number:                          94-43054
                                    Form OPR - 6
                         Statement of Sources and Uses of Cash
                        Period of: July 8, 1994 - August 31, 1995

                                                         7/8/94 to
                                July       August         8/31/95
SOURCES OF CASH:               ------      -------       ---------
 Income (Loss) From
  Operations                  $(682,590)  $170,961    $(13,710,261)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items                  1,241    (31,548)      8,348,586
CASH GENERATED FROM             -------   --------       ---------
 OPERATIONS                    (681,349)   139,413      (5,361,675)

 Add: Decrease in Assets:
  Accounts Receivables          156,567    235,382       2,177,964
  Other Receivables                                        137,783
  Inventory                     159,020     62,057       1,846,945
  Prepaid Expenses &
   Deposits                      71,283                    418,454
  Property, Plant &
   Equipment                                                84,367
  Patents & Purchased
   Technology                                               37,224
  Intercompany Receivables                                  90,074
  Short Term Investments          3,503                  3,657,066
  Proceeds on sale of
   foreign subsidiary                                    1,982,685
  Proceeds on sale of
   minority interest                                       308,571
  Proceeds on note receivable                              120,000
  Other non-current assets            0                     38,179

 Increase in Liabilities:
  Pre-Petition Liabilities        4,339                    296,454
  Post-Petition Liabilities     519,932    172,374       4,226,927
  Deferred Revenue                                       3,768,818
                                -------    -------       ---------
TOTAL SOURCES OF CASH (A)       233,295    609,226      13,829,836

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                                    2,083,562
  Other Receivables               1,408      2,555         158,030
  Intercompany Receivables                                 135,954
  Inventory                                                568,248
  Prepaid Expenses &
   Deposits                                196,495       1,238,276
  Patents & Purchased
   Technology                               18,964         270,105
  Property, Plant &
   Equipment                     23,114     18,408         246,120
  Other non-current assets                                  60,304
  Short Term Investments                   242,478       8,550,445

 Decrease in Liabilities:
  Pre-Petition Liabilities                                 297,047
  Post-Petition Liabilities                                 82,235
  Accrued Restructuring           2,035     42,660          82,752
  Secured Debt and
   Capital Leases                   378        381       1,012,223
                                 ------    -------       ---------
TOTAL USES OF CASH (B)           26,935    521,941      14,785,301

NET SOURCE (USE) OF CASH        -------    -------         -------
 (A-B=NET)                      206,360     87,285        (955,465)

CASH - BEGINNING BALANCE
 (See OPR-1)                     38,077    244,437       1,287,187

CASH - ENDING BALANCE           -------    -------       ---------
 (See OPR-1)                   $244,437   $331,722        $331,722
                                =======   ========       =========
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________

                  NOTES TO FINANCIAL STATEMENTS


1.   The accompanying financial statements of Cambridge Biotech
     Corporation (the Company) are for U.S. Operations only.

2. The Balance Sheet as of July 7, 1994, the date of the Company's Chapter 11 filing, was restated in December 1994 to reflect the Company's assets, liabilities, and shareholders' equity after additional adjustments for subsequent information. The assets increased by $233,432, liabilities increased by $197,371, and shareholders' equity increased by $36,061. The accumulated losses increased by $383.

3. The financial statements presented are unaudited and reflect management's best judgment. Certain items which could have an impact on the Company's financial statements are:

     a. The Company's monthly inventory valuations and the amount of reserves reflect management's best judgement. However, the Company's auditors have not yet completed the December 31, 1994 year end audit, which when complete, may result in adjustments to the year end inventory.

     b. The Company has an investment in GRF Co. of $2,084,547 which represents a 19% interest in GRF Co. and is accounted for by the cost method. When the Company filed for protection under Chapter 11, GRF Co. ceased providing information to the Company. Recently GRF Co. has agreed to respond to the Company's requests and has provided some information concerning activities of GRF Co. Initial review of this information by the Company's scientific personnel indicates a loss in the value of the investment, and the Company presently expects that when its 1994 audited financial statements are released, they will reflect a write off in full of the carrying value of the investment.

     c. The Company's investment in its Irish subsidiary, Cambridge Biotech Limited (CBL), was adjusted prior to the Company's Chapter 11 filing to its net tangible asset value. On November 30, 1994, the Company sold CBL to SelfCare, Inc. The Company originally reported in its November financial statements a loss on the disposition of CBL of $5,134,290. Subsequent to the issuance of the November report, the loss amount was increased in December to $5,475,317 as a result of the inclusion of royalty obligations by the Company for products sold by CBL utilizing certain licensed technology. Calculation of the loss on this transaction was based upon unaudited financial statements which included estimates of the operating results of CBL through November 30, 1994. When the Company's 1994 audit is complete, the Company expects that the effective date of this transaction will be changed to July 21, 1994 (the date CBL filed for examinership). The change in the effective date of the transaction will result in an adjustment to the reported loss on the transaction.

     d. In November 1994, the Company received $3.5 million as a payment of a license fee originally due in January 1995 which was recorded as deferred revenue. Although the Company's past practice with respect to this license agreement was to recognize the entire annual payment as revenue when due, management feels it is appropriate to recognize the revenue ratably over 1995 at $291,667 per month.

4. The Company entered into an agreement with BASF Bioresearch Corporation for them to manufacture three batches of QS-21 product. The agreement calls for an initial payment of $175,000 plus milestone payments totaling an additional
     $525,000. Included in the March 1995 results is the initial payment of $175,000. The balance of $525,000 is being held in escrow and is included in Prepaid Expenses and Deposits in the accompanying balance sheet (Form OPR-1). The July 1995 results include an accrual for $175,000 for the first milestone payment, although the payment from the escrow account to BASF has not occurred since the material has not yet been delivered.

5. In September 1992, the Company purchased a 15% interest in ImmuCell Corporation for $600,000, and had advanced $120,000 to ImmuCell between June 1993 and April 1994. As a result of negotiations with ImmuCell in September 1994, the carrying value of the Company's investment was reduced by $250,000 to reflect an estimate of the net realizable value. In November 1994, the carrying value of the investment was further reduced to $308,571, which the Company received in December 1994 from ImmuCell to purchase all of the shares owned by the Company. The $120,000 advance was paid in full in December 1994.

6. On October 27, 1994, the Company's plan to institute a retention bonus plan for some of its employees was approved by the United States Bankruptcy Court for the District of Massachusetts. The plan called for bonuses to be paid in stock of the reorganized Company upon emergence from Chapter 11 reorganization. As of August 31, 1995, the Company has recorded compensation expense of $1,476,157, which is a non-cash expense.

7. On July 7, 1994, the date of the Company's Chapter 11 filing, it had a $1,007,228 note payable to Fleet Credit Corporation (Fleet) secured by $1,025,553 of certificates of deposit pledged to Fleet. The certificates of deposit matured and were used to liquidate the debt in accordance with relief from stay granted by the Court. Included in the Company's short-term investment balances for July 7, July 31, and August 31, 1994 were $1,025,553 of CD's pledged to Fleet Credit Corporation.

8. On March 9, 1995, an Adversary Proceeding No. 95-4074 was commenced in the United States Bankruptcy Court, District of Massachusetts, Western Division, by Institut Pasteur and
     Genetic Systems Corporation alleging patent infringement and asking for damages and injunctive relief. The Company filed an answer and counterclaim denying the plaintiffs' allegations and alleging a breach by Institut Pasteur of its license agreement with the Company. On September 6, 1995, the United States Bankruptcy Court upheld the Company's license under two patents issued to Institut Pasteur to commercialize diagnostic tests for the HIV-2 strain of the AIDS virus. The Court also ruled that the Company's HIV-1 Western blot confirmatory test for HIV-1 infringes a third patent issued to Institut Pasteur, and enjoined the Company from the manufacture and sale of the HIV-1 Western blot test. The Company has appealed the portion of the opinion relating to the patent covering the HIV-1 Western blot test. The Company is also seeking to obtain a license to the patent from Institut Pasteur. Although its 1994 audited financial statements have not been finalized, the Company's preliminary and unaudited reports show that the HIV-1 Western blot test accounted for less than 15% of the Company's diagnostic revenues in 1994.